                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 1998



LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[LOGO]
Seeks long-term capital appreciation

KEMPER
CONTRARIAN FUND

                "...We've been pleased that the portfolio has
                 kept pace as well as it has, considering the
                  recent rally has favored expensive stocks
                     in which this fund won't invest...."

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
9
INDUSTRY SECTORS
10
LARGEST HOLDINGS
11
PORTFOLIO OF INVESTMENTS
16
NOTES TO FINANCIAL STATEMENTS
19
FINANCIAL HIGHLIGHTS
21
SHAREHOLDERS' MEETING


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER CONTRARIAN FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                                  12.92%
CLASS B                                                  12.40%
CLASS C                                                  12,27%
LIPPER GROWTH & INCOME FUNDS CATEGORY AVERAGE*           11.91%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not guarantee future performance. returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges. If they had, results may have been less favorable.


--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                    AS OF      AS OF
                                   5/31/98   11/30/97
--------------------------------------------------------------------------------
KEMPER CONTRARIAN FUND CLASS A      $21.77     $21.13
--------------------------------------------------------------------------------
KEMPER CONTRARIAN FUND CLASS B      $21.71     $21.08
--------------------------------------------------------------------------------
KEMPER CONTRARIAN FUND CLASS C      $21.68     $21.06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER CONTRARIAN FUND
RANKINGS AS OF 5/31/98
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER
GROWTH & INCOME FUNDS CATEGORY*

               CLASS A              CLASS B              CLASS C
--------------------------------------------------------------------------------
1-YEAR         #273 of              #340 of              #350 of
              665 funds            665 funds            665 funds
--------------------------------------------------------------------------------
3-YEAR        #165 of 435 funds      N/A                  N/A
--------------------------------------------------------------------------------
5-YEAR        #80 of 268 funds       N/A                  N/A
--------------------------------------------------------------------------------
10-YEAR       #64 of 140 funds       N/A                  N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

DURING THE SIX-MONTH PERIOD ENDED MAY 31, 1998, KEMPER CONTRARIAN FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                    CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
INCOME              $0.1375   $0.0448   $0.0277
DIVIDEND
--------------------------------------------------------------------------------
SHORT-TERM
CAPITAL GAIN        $0.92     $0.92     $0.92
--------------------------------------------------------------------------------
LONG-TERM
CAPITAL GAIN        $0.80     $0.80     $0.80
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[STYLE/SIZE DIAGRAM]

Source: Morningstar, Inc., Chicago, IL (312) 696-6000. (Morningstar's Style Box is based on a portfolio date as of May 31, 1998.) The Equity Funds Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

GRAY MONDAY The name used to identify Monday, October 27, 1997. On that day the Dow Jones Industrial Average lost 554 points or 7 percent of its total value. Gray Monday is a comparison to Black Monday, October 19, 1987, when the market lost almost 23 percent of its total value.

PRICE/EARNINGS MULTIPLE A company's stock price divided by its earnings for the past four quarters, also referred to as its P/E.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

Dr. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS BACHELOR OF ARTS AND PH.D. DEGREES IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $218 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.


DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained low inflation continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the economy continued to support financial assets. We expect this favorable climate to continue -- in spite of the sensitivity -- at least over the shorter term.

  As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash into mutual funds. As of April 30, 1998, a record $5 trillion in mutual fund assets surpassed total assets of the nation's banks, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry, and the Federal Reserve Bank in Washington.

  Unfortunately, high expectations often combine with high anxiety -- today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.

  While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.

  But at its monetary policy meeting at the end of the second quarter, the Federal Reserve Board (the Fed) again chose to leave interest rates alone. In the coming months, the Fed could raise interest rates if inflation accelerates or if growth appears to be too rapid compared to the Fed's expectations.

  Our positive outlook for the short term is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing widespread price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.

  Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 18 percent in the first half of 1998 but just 3.5 percent in the second quarter as profit concerns moved front and center. Bonds in 1998 have also rewarded investors in terms of real return, which is total return less the rate of inflation. The Treasury and high yield debt markets have performed particularly well.

  U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 5 percent for the first quarter. Our general expectation for the year is that growth in all of 1998 will increase between 2.5 and 3 percent over last year. In other words, the economy will remain strong, but will continue to slow down as the year progresses.

  Consumer spending and corporate fixed investment have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profit growth has continued to slow, which appears to be acceptable to investors in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has remained at all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index
(CPI), has stayed at 1.5 to 2 percent.

  Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $60 billion to $80 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

  Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. Although the crisis has impacted exporters in particular, it has yet to hurt most U.S. businesses and investors. Quite the

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]


                                NOW (6/30/98)        6 MONTHS AGO         1 YEAR AGO           2 YEARS AGO
10-YEAR TREASURY RATE(1)             5.5                 5.54                6.22                  6.87
PRIME RATE(2)                        8.5                  8.5                 8.5                  8.25
INFLATION RATE(3)*                  1.75                  1.7                 2.3                  2.82
THE U.S. DOLLAR(4)                  9.54                 9.32                7.32                  8.35
CAPITAL GOODS ORDERS(5)*           10.51                14.37                8.58                  2.44
INDUSTRIAL PRODUCTION(5)*           4.42                 5.74                3.91                  3.99
EMPLOYMENT GROWTH(6)                2.62                 2.88                2.56                  2.23

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

*    Data as of May 31, 1998.

contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.

        In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe also has been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen. Political unrest in Indonesia, nuclear tests in India and Pakistan and economic turmoil in Russia have been keeping international investors on the edges of their seats.

        Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of their momentous entry into the European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.

        As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!

        Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA

July 10, 1998

PERFORMANCE UPDATE

[SASSI PHOTO]

TOM SASSI IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. AND CO-PORTFOLIO MANAGER FOR KEMPER CONTRARIAN FUND. SASSI RECEIVED A BACHELOR'S OF BUSINESS ADMINISTRATION IN MANAGEMENT AND ECONOMICS AND AN M.B.A IN FINANCE FROM HOFSTRA UNIVERSITY. HE HAS OVER 25 YEARS EXPERIENCE IN INVESTMENT ANALYSIS AND MANAGEMENT. IN PREVIOUS POSITIONS, SASSI HAS SERVED AS PORTFOLIO MANAGER AND CHIEF INVESTMENT OFFICER.

[GASKIN PHOTO]

FREDERICK L. GASKIN IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, INC. AND A CO-PORTFOLIO MANAGER OF KEMPER CONTRARIAN FUND AND IS RESPONSIBLE FOR MORE THAN $200 MILLION OF INSTITUTIONAL ASSETS. GASKIN RECEIVED A BACHELOR'S IN FINANCE FROM APPALACHIAN STATE UNIVERSITY AND AN MBA FROM THE BABCOCK SCHOOL OF MANAGEMENT AT WAKE FOREST UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

ACCORDING TO PORTFOLIO MANAGER TOM SASSI, THE "NIFTY FIFTY EFFECT" CONTINUED
TO DRIVE THE MARKET AVERAGES HIGHER DURING THE LAST SIX MONTHS. AS A SMALL NUMBER OF VERY LARGE STOCKS CONTINUE THEIR UPWARD CLIMB, THEIR HEAVY WEIGHTINGS IN THE LEADING INDICES SKEW THE OVERALL PERFORMANCE PICTURE, MAKING THE MARKET LOOK MORE ROBUST THAN IT TRULY IS. PORTFOLIO MANAGER TOM SASSI DISCUSSES HOW
HE HAS INVESTED KEMPER CONTRARIAN FUND IN THIS ENVIRONMENT.

Q     TOM, WHAT MARKET FORCES AFFECTED KEMPER CONTRARIAN FUND OVER THE SIX-MONTH
PERIOD?

A     Market perceptions and expectations have changed several times over the past six months. The stock market was flourishing until last fall, when markets tumbled when it became evident that the Asian economies were in trouble. After that, governmental and monetary action throughout the world focused on stabilizing the situation in Asia. More recently, we've had another pullback in overseas markets. Observers are beginning to believe that Japan may be in a recession and Asia is not turning as quickly as expected. I think there has been some trepidation among U.S. investors with respect to the profit outlook in the United States. First quarter earnings were up only about one percent over a year ago. Nine months ago the expectation was much higher. So I think the market has been somewhat schizophrenic in its view.

Q     KEMPER CONTRARIAN FUND RETURNED 12.92 PERCENT (CLASS A SHARES, UNADJUSTED
FOR ANY SALES CHARGE) FOR THE SIX-MONTH PERIOD ENDING MAY 31, 1998. THIS STRONG PERFORMANCE PLACES IT AHEAD OF ITS PEER GROUP (THE LIPPER GROWTH AND INCOME AVERAGE RETURN OF 11.91 PERCENT). HOWEVER, IT IS STILL LAGGING THE S&P 500. IS THIS BECAUSE OF THE "NIFTY FIFTY" EFFECT THAT YOU MENTIONED IN THE FUND'S ANNUAL REPORT LAST NOVEMBER?

A     Exactly. This effect has been skewing the S&P and the Dow since last summer. Over the last six to nine months, the U.S. stock market, though it is up nicely year-to-date as measured by the S&P 500 index, has reverted to a narrow "Nifty Fifty" tone. By that I mean that a select group of the largest capitalization stocks, particularly those that are growth oriented and have good fundamentals, have done much better than the average stock. Because these big cap stocks count as a proportionately large part of the indices' returns, they can make the performance of the market look much more robust than it actually is.

      For example, the S&P 500 index is up nearly 13 percent year-to-date through May. If you reexamine that index weighing all stocks equally, it is only up a little over 11 percent. Within the S&P 500 itself, 320 companies, or 64 percent of its stocks, are underperforming the market. So the "Nifty Fifty effect" is really skewing true performance results.

      The "Nifty Fifty effect" is attributable to several factors. We've seen a flight to quality and a trend toward indexation, both of which favor the largest market capitalization stocks. We're also seeing more money coming in from overseas investors who favor the largest of the large cap stocks.

PERFORMANCE UPDATE

      We've been pleased that the portfolio has kept pace as well as it has, considering the recent rally has favored expensive stocks in which this fund won't invest.

Q     HAVE YOU ADJUSTED THE PORTFOLIO STRUCTURE IN LIGHT OF THIS "NIFTY FIFTY"
ABERRATION? ARE YOU LOOKING AT DIFFERENT SECTORS FOR PERFORMANCE?

A     The basic structure of the portfolio hasn't changed significantly. We continue to overweight financial stocks, using a broad array of money center, regional banks, insurance and financial services companies. We feel that the combination of attractive valuation and strong earnings growth is still fairly powerful in this group. We also have a meaningful weighting in basic materials stocks such as diversified forest products, paper, chemicals and steel, and the energy group as well.

      On the other side of the coin, we have been underweighted in utility stocks, healthcare stocks and technology stocks. Utility stocks had a nice price movement in the last half of 1997. When the market was poor they were relatively strong and so we took profits, which reduced utilities to an underweighted position.

      We are underweighted in healthcare because we sold a lot of those stocks when their price to earnings multiples (P/E) rose above our market levels. That's one of our key sell disciplines. Because of their high P/Es, most of the good healthcare companies are out of our universe today, and we have opted not to invest in second-tier situations.

      The biggest underweight we've had for some time has been in the technology area. We continue to hold to that position because we feel the fundamentals are weak and will remain weak for some time. Structurally, the fund's not too different now than it was six months ago, and we have just tried to be opportunistic with our buys and sells.

Q     YOU'RE HOLDING A LOT OF OIL STOCKS RIGHT NOW. WHY IS THAT?

A     The price of crude oil is down about $10 a barrel from the high last year, and I can't imagine that it will drop much further. Energy stocks have been weak performers, particularly those that are more sensitive to crude oil prices. Companies like Amoco and Atlantic Richfield have been under pressure in the marketplace and we actually added to those stocks on weakness early this year. At such low prices, they probably have limited downside, and if the price of crude oil stabilizes or rises they will probably perform much better. Today they offer some defensive attributes, but under the right circumstances they could move up substantially.

Q     WHY ARE FINANCIALS STILL A FOCUS? DO YOU EXPECT FURTHER CONSOLIDATION IN
THIS SECTOR?

A     The merger activity in this sector has certainly helped the fund in this period, and I think the trend toward consolidation seems to have further to go. We held H.F. Ahmanson, which was taken over by Washington Mutual, and also NationsBank, which merged with BankAmerica. Of course, not all the companies we owned actually went through mergers, but the market psychology that a deal could occur helped some of our stocks like J.P. Morgan and Bankers Trust.

      Since we think the trend in financials is still pretty good, we're trying to play on relative value, and focus on finding good entry points. We buy the stocks when they're subject to interim periods of either market or company-specific induced weakness.

Q     COULD YOU POINT OUT SOME SPECIFIC STOCKS THAT DID WELL FOR YOU DURING THIS
PERIOD?

A     Ford, Nestle, McDonald's, Unilever, Xerox, American General and
NationsBank were all big performers for us. Ford is up over 60 percent year to date, Nestle is up more than 45 percent and McDonald's is up 36 percent. This growth occurred during a time when the S&P was up about 13 percent.

      We bought McDonald's during November and December of last year at about $46 a share, down from a high of $55 earlier in the year. Most importantly, the price was low on an absolute sense, having dramatically underperformed the S&P for the past two years. The reason for that was the earnings were less than expected, valuation levels were the lowest they had been in a decade and future growth was uncertain. This created a buying opportunity. As the company's fundamentals shaped up in the second quarter of this year, Wall Street began to take notice. Earnings estimates went up and analysts began recommending it, which resulted in a very substantial price increase.

      We bought Ford Motor Company back in 1996, when the stock was selling at about $20 a share. It was a classic contrarian purchase that has been a major homerun. It had a very low P/E, a very high dividend yield, and potential restructuring opportunities. It appeared to be a very low risk stock with very large upside. In addition to getting very substantial price appreciation on our investment, as shareholders we also received stock in Associates First

PERFORMANCE UPDATE

Capital when it was spun off from Ford recently. That holding has done very well also. We're still holding Ford because it pays a 3.2 percent dividend yield and its P/E is still relatively low.

Q     WHICH STOCKS DIDN'T DO AS WELL AS YOU WOULD HAVE HOPED DURING THE PERIOD?

A A few of our stocks stumbled during this time. Philip Morris is down 18 percent or so, AMP is down 11 percent and Bankers Trust is down 9 percent.
We didn't hold any really terrible stocks, which helped our results. The ones that did decline did so within reasonable bounds. We still hold all of these, and we've actually added to Philip Morris, AMP and Amoco on price weakness.

Q     LOOKING AT YOUR MANAGEMENT STYLE, HAVE YOU CHANGED ANYTHING OVER THE PAST
SIX MONTHS IN LIGHT OF THIS "NIFTY FIFTY" SITUATION?

A     Our investment strategy hasn't changed. Most of the "Nifty Fifty" stocks have high P/Es, and because we are value investors and look for stocks with low P/E numbers, we aren't participating in their performance.

      Our strategy is risk averse, value-oriented, and contrarian in its execution. We try to build a portfolio that is qualitatively superior to the S&P; we want stocks whose earnings grow faster than the S&P and whose dividend grows faster than the S&P. So we have rapid growth of earnings and dividends but we are not paying anything close to a market multiple for that. We are also receiving higher than market current income through the dividend.

Q     YOU'VE BEEN MANAGING THE FUND WITH A SMALLER NUMBER OF HOLDINGS FOR NEARLY
A YEAR NOW. HOW HAS THAT STRATEGY WORKED OUT?

A     It's been a helpful strategy, especially in today's market. Last year, holding the larger number of names was okay because the breadth of the market was pretty good. As the breadth deteriorated, it was better to be less broadly exposed within the portfolio.

      With a smaller number of names you can focus more closely on each holding. If your calls are correct, you have a better chance of outperforming the market. As you expand the number of stocks in the portfolio, you become more market-like.

Q     WHAT ARE SOME STOCKS THAT LOOK GOOD TO YOU TODAY AND WHY?

A     I'm especially bullish on Philip Morris. Because of the current anti-tobacco sentiment and the potential legislation and litigation, there is risk associated with the stock, but we think the risk-reward ratio is in fact quite good.

      A lot of the companies in the tobacco industry are only average in terms of their growth characteristics. But Philip Morris is a very high-quality company that, over the long run, has been a strong growth stock. This stock is selling at a very low P/E multiple with a record-high relative dividend yield. When you combine that with a good growth record and a strong financial position, it would suggest that over the long run the stock would probably do well. Most important, this is a diversified company with food and other operations. Considering this diversification and the low valuation, you're paying very little for tobacco.

      While we've increased our weighting in Philip Morris recently, we probably have a smaller allocation to tobacco now than we did at the start of the period because we sold our holdings in UST, Inc. on a rally earlier this year. Today that stock has dropped back to an extreme low. While it is statistically cheap and has a high dividend yield, it just doesn't have the longer-term growth characteristics of Philip Morris.

      We've also recently added Lubrizol, a maker of automotive oil additives. It's down a lot in price, is statistically cheap, has modest long-term growth but generates a lot of excess cash flow. It can do a share buyback and raise its dividend, so we thought the risk-reward was good. We've also added Kimberly Clark, a consumer products company with a strong paper component. That company is down 20 percent from its high due to recently disappointing earnings and downgradings by various Wall Street analysts. While it may have another difficult quarter or two, we feel that at current valuation levels the risk-reward is fairly favorable.

Q     GOING FORWARD, WHAT DO YOU EXPECT FOR THE S&P AND THE MARKET IN GENERAL?

A     I would argue that we have been in a camouflaged correction for the last nine or 10 months even though the S&P 500 and the Dow Industrials have hit new highs.

      Because of the "Nifty Fifty" effect that we discussed earlier, most stocks have not done nearly as well as the broad indexes. An awful lot of stocks are 20 or 30 percent off their highs. When you have breadth as bad as this, that to me is a correction. So I would say that we are in the process of a correction in the market and that it will be a few months before the long-term

PERFORMANCE UPDATE

upward trend resumes. Perhaps this consolidation may even culminate with an actual sharp decline in the S&P or the Dow like we saw last fall. I do think the market will do nicely once the correction has run its course.

      Investing in this kind of market, our emphasis has to be on risk aversion, selectivity and taking advantage of opportunities that look promising for the long term.

Q     SO ALTHOUGH WE'RE EXPERIENCING THIS CORRECTION, YOU'RE STILL CAUTIOUSLY
OPTIMISTIC IN YOUR OUTLOOK FOR THE FUND?

A     We're moving into a period of time in which a fund like this should do quite well relative to competing funds. There should be some opportunities to buy into some quality companies at good prices.

      This market tone means investors need to exhibit greater caution and care than usual and recognize the environment in which they're operating. There are good companies out there that meet our philosophy and have very attractive one- to three-year rates of return. We're ready to step in and buy those, even though there may be some short-term downside.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON MAY 31, 1998, AND ON NOVEMBER 30, 1997.

                         [SIX-MONTH COMPARISON GRAPH]

                          KEMPER CONTRARIAN FUND          KEMPER CONTRARIAN FUND
                                 ON 5/31/98                     ON 11/30/98
FINANCE                          30.8%                            29.5%

CONSUMER NONDURABLES             18.5%                            20.9%

ENERGY                           14.8%                            14.3%

BASIC INDUSTRIES                 10.7%                             8.6%

CAPITAL GOODS                     9.7%                             9.8%

TECHNOLOGY                        8.9%                             4.5%

HEALTH CARE                       5.3%                             7.2%

UTILITIES                         2.1%                             4.3%

TRANSPORTATION                    1.5%                             2,1%

A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX*

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF THE KEMPER CONTRARIAN FUND REPRESENTED ON MAY 31, 1998, COMPARED TO THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE STANDARD & POOR'S 500 STOCK INDEX.

                [STANDARD & POOR'S 500 STOCK INDEX COMPARISON]

                          KEMPER CONTRARIAN FUND         STANDARD & POOR'S INDEX
                                 ON 5/31/98                     ON 11/30/98
FINANCE                          30.5%                            17.8%

CONSUMER NONDURABLES             18.5%                            22.0%

ENERGY                           14.8%                             8.4%

BASIC INDUSTRIES                 10.7%                             4.8%

CAPITAL GOODS                     9.7%                             8.8%

TECHNOLOGY                        8.9%                            13.8%

HEALTH CARE                       5.3%                            11.5%

UTILITIES                         2.1%                             9.4%

TRANSPORTATION                    1.5%                             1.1%

CONSUMER DURABLES                 0.0%                             2.6%

* The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST COMMON STOCK HOLDINGS*

Representing 25.7 percent of the fund's total net assets on May 31, 1998.

--------------------------------------------------------------------------------------------------------
                      HOLDINGS                                                                   PERCENT
--------------------------------------------------------------------------------------------------------


1.          PHILIP MORRIS                 The largest cigarette maker in the U.S. Through its       3.9%
                                          Miller Brewing subsidiary, it is also the country's
                                          second-largest brewer. This company is also a major
                                          branded food producer through its Kraft Foods
                                          subsidiaries.

2.          FEDERAL HOME LOAN MORTGAGE    Often referred to as "Freddie Mac", this corporation      3.0%
            CORP.                         provides for the transfer of capital between mortgage
                                          lenders and mortgage security investors, enabling
                                          mortgage lenders to provide a continuous flow of funds
                                          to borrowers.

3.          AMOCO                         Engaged in the exploration, development and production    2.9%
                                          of crude oil and natural gas, and in the refining and
                                          marketing of petroleum products and petrochemicals.

4.          ATLANTIC RICHFIELD            Engaged in exploring, developing and producing            2.4%
                                          petroleum which includes petroleum liquids and natural
                                          gas.

5.          FEDERAL NATIONAL MORTGAGE     Often referred to as "Fannie Mae", this is a private      2.4%
            ASSOCIATION                   corporation federally chartered to provide financial
                                          products and services that increase the availability
                                          and affordability of housing to low, moderate and
                                          middle-income Americans.

6.          NESTLE                        Nestle is the largest food processor in the world. Its    2.3%
                                          activities encompass the production and marketing of
                                          dairy products, coffee, chocolate and confectionery,
                                          culinary products, frozen foods and ice cream,
                                          refrigerated products, mineral water, other drinks, pet
                                          foods and pharmaceuticals.

7.          GENERAL ELECTRIC COMPANY      Operates in major businesses including power              2.3%
                                          generators, appliances, lighting, plastics, medical
                                          systems, aircraft engines, financial services and
                                          broadcasting.

8.          XEROX                         Develops, manufactures, markets, services and finances    2.2%
                                          a broad range of document processing equipment.

9.          C.R. BARD                     Designs, manufactures, packages, distributes and sells    2.2%
                                          medical, surgical, diagnostic and patient care devices.

10.         BANC ONE                      Operates approximately 65 banks with 1,502 offices        2.1%
                                          throughout the United States. Offers depository and
                                          lending services to individuals and commercial
                                          customers. Through its subsidiaries, provides data
                                          processing, venture capital investment and merchant
                                          banking, trust, brokerage, investment management and
                                          equipment leasing services.

* The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER CONTRARIAN FUND

PORTFOLIO OF INVESTMENTS AT MAY 31, 1998 (unaudited)
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------
COMMON STOCKS                                                             NUMBER OF SHARES      VALUE
-----------------------------------------------------------------------------------------------------
BANKING--10.7%                 Banc One Corp.                                       90,900   $  5,011
                               Bankers Trust New York Corp.                         22,000      2,717
                               Chase Manhattan Corp.                                30,000      4,078
                               First Union Corp.                                    85,000      4,702
                               NationsBank                                          60,000      4,545
                               PNC Bank Corp., N.A.                                 65,000      3,754
                               ----------------------------------------------------------------------
                                                                                               24,807
-----------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--9.0%         Dow Chemical Co.                                     38,000      3,681
                               Eastman Chemical Co.                                 40,000      2,680
                               Georgia Pacific Timber Group                         40,000        942
                               Georgia-Pacific Corp.                                20,000      1,284
                               Louisiana-Pacific Corp.                             150,000      2,991
                               Lubrizol Corp.                                      125,000      4,344
                               Nucor Corp.                                          45,000      2,317
                               Sonoco Products Co.                                  75,900      2,652
                               ----------------------------------------------------------------------
                                                                                               20,891
-----------------------------------------------------------------------------------------------------
CAPITAL GOODS--8.1%            AMP, Inc.                                           122,000      4,636
                               Crown Cork & Seal Co.                                54,000      2,801
                               General Electric Co.                                 64,000      5,336
                               Minnesota Mining & Manufacturing                     40,000      3,705
                               Pitney Bowes, Inc.                                   50,000      2,350
                               ----------------------------------------------------------------------
                                                                                               18,828
-----------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--4.0%       Ford Motor Co.                                       78,000      4,046
                               May Department Stores Co.                            56,500      3,634
                               V.F. Corp.                                           32,800      1,745
                               ----------------------------------------------------------------------
                                                                                                9,425
-----------------------------------------------------------------------------------------------------
CONSUMER STAPLES--11.5%
                               Kimberly-Clark Corp.                                 45,000      2,230
                               McDonald's Corp.                                     70,000      4,594
                               Nestle, S.A., ADR                                    51,000      5,424
                               Philip Morris Cos.                                  242,900      9,078
                               Unilever, N.V., ADR                                  36,000      2,842
                               Wendy's International                               100,100      2,471
                               ----------------------------------------------------------------------
                                                                                               26,639
-----------------------------------------------------------------------------------------------------
ENERGY--12.3%
                               AMOCO Corp.                                         158,000      6,606
                               Atlantic Richfield Co.                               71,500      5,640
                               Chevron Corp.                                        21,000      1,677
                               Exxon Corp.                                          61,000      4,300
                               Mobil Corp.                                          28,000      2,184
                               Praxair, Inc.                                        70,000      3,452
                               Royal Dutch Petroleum Co.                            40,000      2,242
                               Texaco                                               45,000      2,599
                               ----------------------------------------------------------------------
                                                                                               28,700
-----------------------------------------------------------------------------------------------------
FINANCE--14.8%
                               American General Corp.                               48,000      3,222
                               American International Group, Inc.                   31,000      3,838
                               Associates First Capital Corp.                       40,443      3,026
                               Conseco, Inc.                                        90,400      4,215
                               Federal Home Loan Mortgage Corp.                    152,000      6,916
                               Federal National Mortgage Association                92,000      5,508
                               General Re Corp.                                      6,000      1,319
                               H.F. Ahmanson & Co.                                  49,000      3,736
                               J.P. Morgan & Co.                                    22,000      2,732
                               ----------------------------------------------------------------------
                                                                                               34,512

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                                                                                                 NUMBER
                                                                                                                   OF
                                                                                                                 SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--4.4%                                            American Home Products Corp.                         60,000      2,899
                                                             Bristol-Myers Squibb Co.                             21,000      2,258
                                                             C.R. Bard                                           146,000      5,064
                                                             ----------------------------------------------------------------------
                                                                                                                             10,221
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--5.8%                                             Diebold                                              95,000      2,779
                                                             Hewlett-Packard Co.                                  35,000      2,174
                                                             Raytheon Co.                                         61,000      3,336
                                                             Xerox Corp.                                          50,000      5,138
                                                             ----------------------------------------------------------------------
                                                                                                                             13,427
------------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.3%                                   (a)   FDX Corp.                                            46,500      2,982
                                                             ----------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES--1.8%                                              GTE Corp.                                            70,000      4,082
                                                             ----------------------------------------------------------------------
                                                             TOTAL COMMON STOCKS--83.7%
                                                             (Cost: $161,481)                                               194,514
                                                             ----------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET                                                                                                  PRINCIPAL
INSTRUMENTS--16.0%                                                                                              AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                                              Yield--5.49% to 5.56%
                                                              Due--June 1998
                                                              Bell Atlantic Network Funding Corp.                 $5,300      5,291
                                                              Eastman Kodak Company                                4,500      4,484
                                                              GTE Corp.                                            8,000      7,975
                                                              Madison Funding Corp.                                3,050      3,045
                                                              Transamerica Finance Corp.                           5,310      5,291
                                                              Other                                               11,000     10,995
                                                              ---------------------------------------------------------------------
                                                              TOTAL MONEY MARKET INSTRUMENTS--16.0%
                                                              (Cost: $37,081)                                                37,081
                                                              ---------------------------------------------------------------------
                                                              TOTAL INVESTMENTS--99.7%
                                                              (Cost: $198,562)                                              231,595
                                                              ---------------------------------------------------------------------
                                                              CASH AND OTHER ASSETS, LESS LIABILITIES--.3%                      718
                                                              ---------------------------------------------------------------------
                                                              NET ASSETS--100%                                             $232,313
                                                              ---------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $198,562,000 for federal income tax purposes at May 31, 1998, the gross unrealized appreciation was $36,049,000, the gross unrealized depreciation was $3,016,000 and the net unrealized appreciation on investments was $33,033,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 1998 (unaudited)
(IN THOUSANDS)

------------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------------
Investments, at value
(Cost: $198,562)                                                      $231,595
------------------------------------------------------------------------------
Cash                                                                     1,225
------------------------------------------------------------------------------
Receivable for:
  Investments sold                                                         753
------------------------------------------------------------------------------
  Fund shares sold                                                         509
------------------------------------------------------------------------------
  Dividends                                                                623
------------------------------------------------------------------------------
    TOTAL ASSETS                                                       234,705
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------------

Payable for:
  Investments purchased                                                  1,946
------------------------------------------------------------------------------
  Fund shares redeemed                                                      69
------------------------------------------------------------------------------
  Management fee                                                           138
------------------------------------------------------------------------------
  Distribution services fee                                                 61
------------------------------------------------------------------------------
  Administrative services fee                                               39
------------------------------------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                                                         137
------------------------------------------------------------------------------
  Directors' fees                                                            2
------------------------------------------------------------------------------
    Total liabilities                                                    2,392
------------------------------------------------------------------------------
NET ASSETS                                                            $232,313
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------------

Paid-in capital                                                       $189,613
------------------------------------------------------------------------------
Undistributed net realized gain on
investments                                                              9,179
------------------------------------------------------------------------------
Net unrealized appreciation on
investments                                                             33,033
------------------------------------------------------------------------------
Undistributed net investment income                                        488
------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
OUTSTANDING                                                           $232,313
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($131,714/6,049 shares outstanding)                                   $21.77
------------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10%
  of net asset value or 5.75% of offering price)                        $23.10
------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($90,918/4,188 shares outstanding)                                    $21.71
------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($9,681/447 shares outstanding)                                       $21.68
------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MAY 31, 1998 (unaudited)
(IN THOUSANDS)

-------------------------------------------------------------------------------
 NET INVESTMENT INCOME
-------------------------------------------------------------------------------
Dividends                                                               $ 2,018
-------------------------------------------------------------------------------
Interest                                                                    819
-------------------------------------------------------------------------------
    Total investment income                                               2,837
-------------------------------------------------------------------------------
Expenses:
  Management fee                                                            768
-------------------------------------------------------------------------------
  Distribution services fee                                                 332
-------------------------------------------------------------------------------
  Administrative services fee                                               233
-------------------------------------------------------------------------------
  Custodian and transfer agent fees and
  related expenses                                                          442
-------------------------------------------------------------------------------
  Reports to shareholders                                                    61
-------------------------------------------------------------------------------
  Registration fees                                                          19
-------------------------------------------------------------------------------
  Professional fees                                                           4
-------------------------------------------------------------------------------
  Directors' fees and other                                                   7
-------------------------------------------------------------------------------
    Total expenses                                                        1,866
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       971
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------------------------------------------

 Net realized gain on sales of
 investments                                                              8,977
-------------------------------------------------------------------------------
 Net realized gain from futures
 transactions                                                               275
-------------------------------------------------------------------------------
   Net realized gain                                                      9,252
-------------------------------------------------------------------------------
 Change in net unrealized appreciation
 on investments                                                          13,336
-------------------------------------------------------------------------------
Net gain on investments                                                  22,588
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                                         $23,559
-------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)


                                                                SIX MONTHS   ELEVEN MONTHS
                                                                  ENDED          ENDED
                                                               MAY 31, 1998  NOVEMBER 30,
                                                               (UNAUDITED)       1997
------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------
 Net investment income                                         $      971          1,298
------------------------------------------------------------------------------------------
 Net realized gain                                                  9,252         14,815
------------------------------------------------------------------------------------------
 Change in net unrealized appreciation                             13,336         11,557
------------------------------------------------------------------------------------------
Net increase in net assets resulting
from operations                                                    23,559         27,670
------------------------------------------------------------------------------------------
 Distribution from net investment
 income                                                              (904)          (963)
------------------------------------------------------------------------------------------
 Distribution from net realized gain                              (14,639)          (533)
------------------------------------------------------------------------------------------
Total dividends to shareholders                                   (15,543)        (1,496)
------------------------------------------------------------------------------------------
Net increase from capital share
transactions                                                       46,182         74,349
------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       54,198        100,523
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------------------------
Beginning of period                                               178,115         77,592
------------------------------------------------------------------------------------------
END OF PERIOD
(including undistributed net investment
income of $488 and $421, respectively)                         $  232,313        178,115
------------------------------------------------------------------------------------------


See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1  DESCRIPTION OF THE
   FUND Kemper Contrarian Fund (the Fund) is a separate series of Kemper Value Series (KVS) (formerly known as Kemper Value Fund, Inc.), an open-end management investment company organized as a corporation in the state of Maryland. KVS is authorized to issue 3 billion shares of $.01 par value common stock.

                             The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through May 31, 1998) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.
--------------------------------------------------------------------------------

2  SIGNIFICANT
   ACCOUNTING POLICIES       INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Directors.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing

NOTES TO FINANCIAL STATEMENTS

                             the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended May 31, 1998.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income quarterly and net realized capital gains at least annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.
--------------------------------------------------------------------------------

3  TRANSACTIONS WITH
   AFFILIATES                MANAGEMENT AGREEMENT. KVS has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper). The Fund pays a management fee at an annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $768,000 for the six months ended May 31, 1998.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. KVS has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                      COMMISSIONS
                                                                       RETAINED    COMMISSIONS ALLOWED
                                                                        BY KDI       BY KDI TO FIRMS
                                                                      -----------  -------------------
                             Six months ended May 31, 1998            $  45,000           395,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                                               COMMISSIONS AND
                                                                                           DISTRIBUTION FEES PAID
                                                                      DISTRIBUTION FEES            BY KDI
                                                                          AND CDSC       ---------------------------
                                                                       RECEIVED BY KDI   TO ALL FIRMS  TO AFFILIATES
                                                                      -----------------  ------------  -------------
                             Six months ended May 31, 1998            $      375,000         558,000        11,000

                             ADMINISTRATIVE SERVICES AGREEMENT. KVS has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid by the Fund are as follows:

                                                                        ASF PAID BY       ASF PAID
                                                                      THE FUND TO KDI  BY KDI TO FIRMS
                                                                      ---------------  ---------------
                             Six months ended May 31, 1998            $    233,000          238,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with KVS's transfer agent, Kemper Service Company (KSvC) is the shareholder

NOTES TO FINANCIAL STATEMENTS

                             service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $359,000 for the six months ended May 31, 1998.

                             OFFICERS AND DIRECTORS. Certain officers or
                             directors of the Fund are also officers or
                             directors of Scudder Kemper. During the six months ended May 31, 1998, the Fund made no payments to its officers and incurred directors' fees of $4,000 to independent directors.
--------------------------------------------------------------------------------

4  INVESTMENT
   TRANSACTIONS              For the six months ended May 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $80,255
                             Proceeds from sales                          54,233

--------------------------------------------------------------------------------
5  CAPITAL SHARE
   TRANSACTIONS              The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                                         ELEVEN MONTHS
                                                                                             ENDED
                                                                      SIX MONTHS ENDED    NOVEMBER 30,
                                                                        MAY 31, 1998          1997
                                                                      ----------------  ----------------
                                                                      SHARES   AMOUNT   SHARES   AMOUNT
                             ---------------------------------------------------------------------------
                              SHARES SOLD
                             ---------------------------------------------------------------------------
                              Class A                                  1,315   $27,789   2,547   $49,549
                             ---------------------------------------------------------------------------
                              Class B                                    956    20,191   2,064    39,824
                             ---------------------------------------------------------------------------
                              Class C                                    183     3,839     212     4,085
                             ---------------------------------------------------------------------------
                             ---------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                             ---------------------------------------------------------------------------
                              Class A                                    440     8,549      52     1,044
                             ---------------------------------------------------------------------------
                              Class B                                    301     5,814      19       372
                             ---------------------------------------------------------------------------
                              Class C                                     24       462       1        19
                             ---------------------------------------------------------------------------
                             ---------------------------------------------------------------------------
                              SHARES REDEEMED
                             ---------------------------------------------------------------------------
                              Class A                                   (633)  (13,387)   (623)  (12,321)
                             ---------------------------------------------------------------------------
                              Class B                                   (298)   (6,212)   (361)   (7,133)
                             ---------------------------------------------------------------------------
                              Class C                                    (41)     (863)    (55)   (1,090)
                             ---------------------------------------------------------------------------
                             ---------------------------------------------------------------------------
                              CONVERSION OF SHARES
                             ---------------------------------------------------------------------------
                              Class A                                    122     2,585      58     1,143
                             ---------------------------------------------------------------------------
                              Class B                                   (123)   (2,585)    (58)   (1,143)
                             ---------------------------------------------------------------------------
                              NET INCREASE FROM CAPITAL SHARE
                              TRANSACTIONS                                     $46,182           $74,349
                             ---------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                         --------------------------------------------------
                                                              CLASS A
                                         --------------------------------------------------
                                         SIX MONTHS  ELEVEN MONTHS
                                           ENDED         ENDED      YEAR ENDED DECEMBER 31,
                                          MAY 31,    NOVEMBER 30,   -----------------------
                                            1998         1997        1996    1995    1994
-------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------
Net asset value, beginning of period     $   21.13       16.93       16.20   12.18   13.62
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .13         .23         .23     .26     .28
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                      2.37        4.25        2.07    5.05    (.28)
-------------------------------------------------------------------------------------------
Total from investment operations              2.50        4.48        2.30    5.31      --
-------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
  income                                       .14         .20         .22     .24     .28
-------------------------------------------------------------------------------------------
  Distribution from net realized gain         1.72         .08        1.35    1.05    1.16
-------------------------------------------------------------------------------------------
Total dividends                               1.86         .28        1.57    1.29    1.44
-------------------------------------------------------------------------------------------
Net asset value, end of period           $   21.77       21.13       16.93   16.20   12.18
-------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                12.92%      26.58       14.42   44.57    (.03)
-------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
-------------------------------------------------------------------------------------------
Expenses                                      1.41%       1.35        1.23    1.25    1.25
-------------------------------------------------------------------------------------------
Net investment income                          .08%       1.47        1.56    1.85    1.89
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
-------------------------------------------------------------------------------------------
Expenses                                      1.41%       1.35        1.25    1.66    1.42
-------------------------------------------------------------------------------------------
Net investment income                          .08%       1.47        1.54    1.44    1.71
-------------------------------------------------------------------------------------------
                                         ----------------------------------------------
                                                            CLASS B
                                         ----------------------------------------------
                                         SIX MONTHS  ELEVEN MONTHS    YEAR    SEPT. 11
                                           ENDED         ENDED       ENDED      TO
                                          MAY 31,    NOVEMBER 30,   DEC. 31,  DEC. 31,
                                            1998         1997         1996     1995
---------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------
Net asset value, beginning of period     $   21.08       16.92        16.20      15.26
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .04         .08          .11        .07
---------------------------------------------------------------------------------------
  Net realized and unrealized gain            2.35        4.22         2.07       1.85
---------------------------------------------------------------------------------------
Total from investment operations              2.39        4.30         2.18       1.92
---------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
  income                                       .04         .06          .11        .07
---------------------------------------------------------------------------------------
  Distribution from net realized gain         1.72         .08         1.35        .91
---------------------------------------------------------------------------------------
Total dividends                               1.76         .14         1.46        .98
---------------------------------------------------------------------------------------
Net asset value, end of period           $   21.71       21.08        16.92      16.20
---------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                12.40%      25.44        13.61      12.83
---------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
---------------------------------------------------------------------------------------
Expenses                                      2.29%       2.26         2.11       2.00
---------------------------------------------------------------------------------------
Net investment income (loss)                  (.80)%        .56         .68        .88
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
---------------------------------------------------------------------------------------
Expenses                                      2.29%       2.26         2.34       2.36
---------------------------------------------------------------------------------------
Net investment income (loss)                  (.80)%        .56         .45        .52
---------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                         ---------------------------------------------
                                                            CLASS C
                                         ---------------------------------------------
                                         SIX MONTHS  ELEVEN MONTHS   YEAR    SEPT. 11
                                           ENDED         ENDED       ENDED     TO
                                          MAY 31,    NOVEMBER 30,   DEC. 31  DEC. 31,
                                            1998         1997        1996     1995
--------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------
Net asset value, beginning of period     $   21.06       16.90       16.20      15.26
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .01         .06         .11        .08
--------------------------------------------------------------------------------------
  Net realized and unrealized gain            2.36        4.20        2.05       1.85
--------------------------------------------------------------------------------------
Total from investment operations              2.37        4.26        2.16       1.93
--------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment
  income                                       .03         .02         .11        .08
--------------------------------------------------------------------------------------
  Distribution from net realized gain         1.72         .08        1.35        .91
--------------------------------------------------------------------------------------
Total dividends                               1.75         .10        1.46        .99
--------------------------------------------------------------------------------------
Net asset value, end of period           $   21.68       21.06       16.90      16.20
--------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                12.27%      25.26       13.51      12.85
--------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AFTER EXPENSE ABSORPTION (ANNUALIZED)
--------------------------------------------------------------------------------------
Expenses                                      2.51%       2.47        2.12       1.95
--------------------------------------------------------------------------------------
Net investment income (loss)                 (1.02 )%       .35        .67        .93
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS BEFORE EXPENSE ABSORPTION (ANNUALIZED)
--------------------------------------------------------------------------------------
Expenses                                      2.51%       2.47        2.80       2.31
--------------------------------------------------------------------------------------
Net investment income (loss)                 (1.02 )%       .35       (.01 )      .57
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------

                                         SIX MONTHS  ELEVEN MONTHS
                                           ENDED         ENDED        YEAR ENDED DECEMBER 31,
                                          MAY 31,    NOVEMBER 30,    -------------------------
                                            1998         1997         1996     1995    1994
----------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                               $ 232,313       178,115     77,592   25,482   12,983
----------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)            61%           77         95       30       16
----------------------------------------------------------------------------------------------


NOTES:
Total return does not reflect the effect of any sales charges. Data for the period ended May 31, 1998 is unaudited.

The investment manager waived a portion of its management fee and absorbed certain operating expenses of the Fund through the period ended December 31, 1996.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 3, 1997, a special shareholders' meeting was held and adjourned as necessary. Shareholders of Kemper Contrarian Fund (KCF), one of three series of Kemper Value Fund, Inc., shareholders were asked to vote on five separate issues: election of the eight members to the Board of Directors, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement with Scudder Kemper Investments, Inc., approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure and approval of a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc. for Class B shares and Class C shares. All three series of Kemper Value Fund, Inc. voted in the aggregate for election of Directors and selection of auditors and separately for the other items, with the Class B and Class C shareholders voting separately for the new Rule 12b-1 distribution plan. The following are the results for each issue:

1) Election of Directors (all series).

                              For       Withheld

   James E. Atkins         75,383,520   1,019,732

   Arthur R. Gottschalk    75,374,970   1,028,281

   Frederick T. Kelsey     75,381,005   1,022,247

   Daniel Pierce           75,379,579   1,023,673

   Fred B. Renwick         75,413,453     989,799

   John B. Tingleff        75,398,856   1,004,396

   Edmond D. Villani       75,368,163   1,035,088

   John B. Weithers        75,411,770     991,482

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year (all series).

                               For     Against   Abstain

                            74,654,361  520,089   1,228,802

3) Approval of a new investment management agreement with Scudder Kemper Investments, Inc. (KCF).

                               For     Against   Abstain

                            3,981,206   66,946    95,502

4) Approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure (KCF).

                               For     Against   Abstain

                            3,445,762   198,916   224,301

5) To approve a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc. (KCF).

                                              Broker
                 For     Against   Abstain   Non-Votes

     Class B  1,528,665   39,127    52,780    59,072

     Class C  143,120     4,285     5,569     629

NOTES

NOTES

DIRECTORS AND OFFICERS

DIRECTORS                                       OFFICERS


DANIEL PIERCE                                   MARK CASADY
Chairman and Director                           President

JAMES E. AKINS                                  PHILIP J. COLLORA
Director                                        Vice President and
                                                Secretary
ARTHUR R. GOTTSCHALK
Director                                        JOHN R. HEBBLE
                                                Treasurer
FREDERICK T. KELSEY
Director                                        THOMAS H. FORESTER
                                                Vice President
FRED B. RENWICK
Director                                        FREDERICK L. GASKIN
                                                Vice President
JOHN B. TINGLEFF
Director                                        JERARD K. HARTMAN
                                                Vice President
EDMOND D. VILLANI
Director                                        THOMAS W. LITTAUER
                                                Vice President
JOHN G. WEITHERS
Director                                        ANN M. MCCREARY
                                                Vice President

                                                KATHRYN L. QUIRK
                                                Vice President

                                                THOMAS F. SASSI
                                                Vice President

                                                STEVEN T. STOKES
                                                Vice President

                                                LINDA J. WONDRACK
                                                Vice President

                                                MAUREEN E. KANE
                                                Assistant Secretary

                                                CAROLINE PEARSON
                                                Assistant Secretary

                                                ELIZABETH C. WERTH
                                                Assistant Secretary

--------------------------------------------------------------------------------
LEGAL COUNSEL                      VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                   222 North LaSalle Street
                                   Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                        KEMPER SERVICE COMPANY
SERVICE AGENT                      P.O. Box 419557
                                   Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                      INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                     801 Pennsylvania
                                   Kansas City, MO 64105
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER              KEMPER DISTRIBUTORS, INC.
                                   222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

[KEMPER FUNDS LOGO]

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)


Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Funds/Value Style prospectus.
KCF-3 (7/98) 1050280